Debt (Notes)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt

	December 31, 2017				December 31, 2016
(Dollars in millions)	Final Maturity	Rate(s) (1)	Face Value	Book Value	Book Value
Secured debt
CRC Revolving Credit Facility	2022	variable (5)	$—	$—	$—
CRC Term Loan	2024	variable (6)	4,700	4,616	—
CEOC LLC Revolving Credit Facility (2)	2022	variable (7)	—	—	—
CEOC LLC Term Loan (2)	2024	variable (8)	1,500	1,499	—
CERP Revolving Credit Facility (3)	N/A	N/A	—	—	40
CERP Senior Secured Loan (3)	N/A	N/A	—	—	2,387
CERP First Lien Notes (3)	N/A	N/A	—	—	993
CERP Second Lien Notes (3)	N/A	N/A	—	—	1,140
CGPH Term Loan (3)	N/A	N/A	—	—	1,119
CGPH Notes (3)	N/A	N/A	—	—	662
Horseshoe Baltimore Credit and FF&E Facilities (4)	N/A	N/A	—	—	309
Cromwell Credit Facility (3)	N/A	N/A	—	—	167
Other Financing Obligations	N/A	N/A	—	—	7
Unsecured debt
CEC Convertible Notes	2024	5.00%	1,078	1,078	—
CRC Notes	2025	5.25%	1,700	1,664	—
Special Improvement District Bonds	2037	4.30%	56	56	14
Total debt			9,034	8,913	6,838
Current portion of long-term debt			(64)	(64)	(89)
Long-term debt			$8,970	$8,849	$6,749

Unamortized premiums, discounts and deferred finance charges				$121	$110
Fair value			$9,100
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(1)	Interest rate is fixed, except where noted.

(2)
As part of the acquisition of OpCo, we assumed $1.2 billion in debt that was issued in connection with CEOC’s emergence from bankruptcy and the $200 million revolving credit facility described below. See Note 1 and Note 4 for additional information.

(3)	All outstanding amounts were fully repaid during 2017.

(4)
As described in Note 2, we deconsolidated Horseshoe Baltimore effective August 31, 2017. As a result, we derecognized the long-term debt outstanding under the Horseshoe Baltimore Credit Facility and the Horseshoe Baltimore FF&E Facility.

(5)	London Interbank Offered Rate (“LIBOR”) plus 2.25%.

(6)	LIBOR plus2.75%.

(7)	LIBOR plus 2.00%

(8)	LIBOR plus 2.50%.
Annual Estimated Debt Service Requirements

	Years Ended December 31,
(In millions)	2018	2019	2020	2021	2022	Thereafter	Total
Annual maturities of long-term debt	$64	$64	$64	$64	$64	$8,714	$9,034
Estimated interest payments	440	450	460	450	450	980	3,230
Total debt service obligation (1)	$504	$514	$524	$514	$514	$9,694	$12,264
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(1)
Debt principal payments are estimated amounts based on maturity dates and potential borrowings under our revolving credit facilities. Interest payments are estimated based on the forward-looking LIBOR curve. Actual payments may differ from these estimates.

Current Portion of Long-Term Debt
The current portion of long-term debt as of December 31, 2017 includes the principal payments on the term loans, other unsecured borrowings, and special improvement district bonds that are expected to be paid within 12 months.
Borrowings under the revolving credit facilities are each subject to the provisions of the applicable credit facility agreements. The applicable credit facility agreements each have a contractual maturity of greater than one year. Amounts borrowed under the revolving credit facilities are intended to satisfy short term liquidity needs and would be classified as current.
We believe that our cash and cash equivalents balance, our cash flows from operations, and/or financing available under our revolving credit facilities will be sufficient to meet our normal operating requirements, to fund planned capital expenditures, and to fund debt service during the next 12 months and the foreseeable future.
Debt Discounts or Premiums and Deferred Finance Charges
Debt discounts or premiums and deferred finance charges incurred in connection with the issuance of debt are amortized to interest expense based on the related debt agreements primarily using the effective interest method. Unamortized discounts are written off and included in our gain or loss calculations to the extent we extinguish debt prior to its original maturity date.
Fair Value
The fair value of debt has been calculated primarily based on the borrowing rates available as of December 31, 2017 based on market quotes of our publicly traded debt. We classify the fair value of debt within Level 1 and Level 3 in the fair value hierarchy.
CRC Term Loan and Revolving Credit Facility
At the time of the CRC Merger described in Note 1, on December 22, 2017, CRC entered into a new $5.7 billion senior secured credit facility (the “CRC Senior Secured Credit Facilities”), including a $1.0 billion five-year revolving credit facility (the “CRC Revolving Credit Facility”) and a $4.7 billion seven-year first lien term loan (the “CRC Term Loan”). The CRC Senior Secured Credit Facilities were funded and closed pursuant to the Credit Agreement, dated as of December 22, 2017 (the “CRC Credit Agreement”).
The CRC Term Loan matures in 2024. The CRC Revolving Credit Facility matures in 2022 and includes a letter of credit sub-facility. The CRC Term Loan requires scheduled quarterly principal payments in amounts equal to 0.25% of the original aggregate principal amount, with the balance due at maturity. The CRC Credit Agreement also includes customary voluntary and mandatory prepayment provisions, subject to certain exceptions. As of December 31, 2017, no amounts were outstanding under the CRC Revolving Credit Facility and approximately $100,000 was committed to outstanding letters of credit.
Borrowings under the CRC Credit Agreement bear interest at a rate equal to either (a) LIBOR adjusted for certain additional costs, subject to a floor of 0% or (b) a base rate determined by reference to the highest of (i) the federal funds rate plus 0.50%, (ii) the prime rate as determined by Credit Suisse AG, Cayman Islands Branch, as administrative agent under the CRC Credit Agreement and (iii) the one-month adjusted LIBOR rate plus 1.00%, in each case plus an applicable margin. Such applicable margin shall be (a) with respect to the CRC Term Loan, 2.75% per annum in the case of any LIBOR loan or 1.75% per annum in the case of any base rate loan and (b) in the case of the CRC Revolving Credit Facility, 2.25% per annum in the case of any LIBOR loan and 1.25% per annum in the case of any base rate loan, subject in the case of the CRC Revolving Credit Facility to two 0.125% step-downs based on CRC’s senior secured leverage ratio (“SSLR”), the ratio of first lien senior secured net debt to adjusted earnings before interest, taxes, depreciation and amortization.
In addition, CRC is required to pay a commitment fee in respect of any commitments under the CRC Revolving Credit Facility in the amount of 0.50% of the principal amount of the commitments, subject to step-downs to 0.375% and 0.25% based upon CRC’s SSLR. CRC is also required to pay customary agency fees as well as letter of credit participation fees computed at a rate per annum equal to the applicable margin for LIBOR borrowings on the dollar equivalent of the daily stated amount of outstanding letters of credit, plus such letter of credit issuer’s customary documentary and processing fees and charges and a fronting fee in an amount equal to 0.125% of the daily stated amount of such letter of credit.
CRC Notes
On October 16, 2017, Escrow Issuer and Finance, then both wholly owned subsidiaries of CEC, issued $1.7 billion aggregate principal amount of 5.25% senior notes due 2025 (the “CRC Notes”). In conjunction with the CRC Merger, Escrow Issuer merged with and into CRC, with CRC as the surviving entity and borrower.
CEOC LLC Term Loan and Revolving Credit Facility
As part of the acquisition of OpCo on the Effective Date, we assumed debt that was issued in connection with CEOC’s emergence from bankruptcy including a $1.2 billion term loan (the “CEOC LLC Term Loan”) pursuant to a Credit Agreement (the “CEOC LLC Credit Agreement”). In addition, OpCo had a $200 million revolving credit facility (the “CEOC LLC Revolving Credit Facility”).
The CEOC LLC Term Loan matures in 2024 and the CEOC LLC Revolving Credit Facility matures in 2022 and includes a letter of credit sub-facility. The CEOC LLC Term Loan requires scheduled quarterly principal payments in amounts equal to 0.25% of the original aggregate principal amount, with the balance due at maturity. The CEOC LLC Credit Agreement also includes customary voluntary and mandatory prepayment provisions, subject to certain exceptions. As of December 31, 2017, no borrowings were outstanding under the CEOC LLC Revolving Credit Facility and approximately $50 million was committed to outstanding letters of credit.
On December 18, 2017, CEOC LLC completed a $265 million incremental term loan facility (the “Incremental Term Loan”) under CEOC LLC Credit Agreement. The Incremental Term Loan is structured as an add-on to the existing CEOC LLC Term Loan and has the same terms as the existing CEOC LLC Term Loan, including the same applicable interest rate and the same maturity date.
Borrowings under the CEOC LLC Credit Agreement bear interest at a rate equal to either (a) LIBOR adjusted for certain additional costs, subject to a floor of 0% or (b) a base rate determined by reference to the highest of (i) the federal funds rate plus 0.50%, (ii) the prime rate as determined by Credit Suisse AG, Cayman Islands Branch, as administrative agent under the CEOC LLC Credit Agreement and (iii) the one-month adjusted LIBOR rate plus 1.00%, in each case plus an applicable margin. Such applicable margin shall be (a) with respect to the CEOC LLC Term Loan, 2.50% per annum in the case of any LIBOR loan or 1.50% per annum in the case of any base rate loan and (b) in the case of the CEOC LLC Revolving Credit Facility, 2.00% per annum in the case of any LIBOR loan and 1.00% per annum in the case of any base rate loan, subject in the case of the CEOC LLC Revolving Credit Facility to two 0.125% step-downs based on CEOC LLC’s SSLR.
In addition, CEOC LLC is required to pay a commitment fee in respect of any commitments under the CEOC LLC Revolving Credit Facility in the amount of 0.50% of the principal amount of the commitments, subject to step-downs to 0.375% and 0.25% based upon CEOC LLC’s SSLR. CEOC LLC is also required to pay customary agency fees as well as letter of credit participation fees computed at a rate per annum equal to the applicable margin for LIBOR borrowings on the dollar equivalent of the daily stated amount of outstanding letters of credit, plus such letter of credit issuer’s customary documentary and processing fees and charges and a fronting fee in an amount equal to 0.125% of the daily stated amount of such letter of credit.
CEC Convertible Notes
On the Effective Date, CEC issued $1.1 billion aggregate principal amount of 5.00% convertible senior notes maturing in 2024 to CEOC’s creditors pursuant to the terms of the Plan. The CEC Convertible Notes were issued pursuant to the Indenture, dated as of October 6, 2017.
The CEC Convertible Notes are convertible at the option of holders into a number of shares of CEC common stock that is equal to approximately 0.139 shares of CEC common stock per $1.00 principal amount of CEC Convertible Notes, which is equal to an initial conversion price of $7.19 per share. If all the shares were issued on the Effective Date, they would have represented approximately 17.9% of the shares of CEC common stock outstanding on a fully diluted basis. The holders of the CEC Convertible Notes can convert them at any time after issuance. CEC can convert the CEC Convertible Notes beginning in October 2020 if the last reported sale price of CEC common stock equals or exceeds 140% of the conversion price for the CEC Convertible Notes in effect on each of at least 20 trading days during any 30 consecutive trading day period. CEC does not have any other redemption rights. As of December 31, 2017, an immaterial amount of the CEC Convertible Notes were converted into shares of CEC common stock. An aggregate of 156 million shares of CEC common stock were issuable upon conversion of the CEC Convertible Notes. As of December 31, 2017, the remaining life of the CEC Convertible Notes is 6.75 years.
The Company has determined that the CEC Convertible Notes contain derivative features that require bifurcation. We separately account for the liability component and equity conversion option of the CEC Convertible Notes. The portion of the overall fair value allocated to the liability was calculated by using a binomial lattice model without the conversion features included. The difference between the overall instrument value and the value of the liability component was assumed to be the value of the equity component. See Note 8 for more information on the CEC Convertible Notes’ fair value measurements.
Debt Repayments and Refinancing in 2017
In connection with the CGPH Term Loan refinancing in April 2017, the property specific term loan encumbering The Cromwell was repaid in June 2017. Additionally, CEOC LLC used the net cash proceeds from the Incremental Term Loan together with cash on hand to redeem all of the outstanding $330 million aggregate principal amount of 9.25% senior secured notes due 2020 of CEOC LLC’s subsidiaries Chester Downs and Marina, LLC and Chester Downs Finance Corp. at a price equal to 102.313% of the principal amount thereof, plus accrued and unpaid interest, to, but not including, the date of redemption.
Proceeds from the CRC Notes and the CRC Senior Secured Credit Facilities, together with cash on hand, were used to repay CERP and CGPH’s outstanding debt and applicable accrued interest, which included completing cash tender offers for CGPH’s Second-Priority Notes due 2022 (the “CGPH Notes”), CERP’s First-Priority Senior Secured Notes due 2020 (the “CERP First Lien Notes”) and CERP’s Second-Priority Senior Secured Notes due 2021 (the “CERP Second Lien Notes”).
Summary of Debt and Revolving Credit Facility Cash Flows from Financing Activities in 2017

(In millions)	Proceeds	Repayments	Loss on Extinguishment of Debt
CRC Revolving Credit Facility	$300	$(300)	$—
CRC Term Loan	4,700	—	—
CEOC LLC Term Loan (1)	265	—	—
CRC Notes	1,700	—	—
CERP Revolving Credit Facility (2)	—	(40)	(1)
CERP Senior Secured Loan (2)	59	(2,484)	(29)
CERP First Lien Notes (2)	—	(1,000)	(27)
CERP Second Lien Notes (2)	—	(1,150)	(75)
CGPH Term Loan (2)	226	(1,372)	(22)
CGPH Notes (2)	—	(675)	(60)
CGPH Revolving Credit Facility (2)	—	—	(1)
Cromwell Credit Facility (2)	—	(171)	(4)
Horseshoe Baltimore Credit & FF&E Facilities (3)	300	(320)	(12)
Chester Downs Senior Secured Notes (2)	—	(330)	(1)
Other debt activity	—	(2)	—
Capital lease payments	—	(2)	—
Total	$7,550	$(7,846)	$(232)

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(1)	This amount does not include the debt assumed as part of the OpCo acquisition. See Note 1 and Note 4 for additional information.

(2)	All outstanding amounts were fully repaid during 2017.

(3)
The Horseshoe Baltimore Credit & FF&E Facilities were refinanced in July 2017. We deconsolidated Horseshoe Baltimore effective August 31, 2017 and derecognized the long-term debt outstanding under the Horseshoe Baltimore Credit Facility and the Horseshoe Baltimore FF&E Facility. See Note 2.

Terms of Outstanding Debt
Restrictive Covenants
The CRC Credit Agreement, CEOC LLC Credit Agreement, and the indentures related to the CEC Convertible Notes and CRC Notes contain covenants which are standard and customary for these types of agreements. These include negative covenants, which, subject to certain exceptions and baskets, limit the Company’s ability to (among other items) incur additional indebtedness, make investments, make restricted payments, including dividends, grant liens, sell assets and make acquisitions.
The CRC Revolving Credit Facility and CEOC LLC Revolving Credit Facility include maximum first-priority net SSLR financial covenants of 6.35:1 and 3.50:1, respectively, which are applicable beginning in the quarter ended March 31, 2018 and solely to the extent that the testing condition (25% and 30% utilization of the CRC Revolving Credit Facility and CEOC LLC Revolving Credit Facility, respectively, (excluding certain letters of credit) at the reporting date) is satisfied and excluding any period in which a covenant suspension period is occurring.
Guarantees
The borrowings under the CRC Credit Agreement and CEOC LLC Credit Agreement are guaranteed by the material, domestic, wholly owned subsidiaries of CRC and CEOC LLC, respectively, (subject to exceptions), and are secured by a pledge (and, with respect to real property, mortgage) of substantially all of the existing and future property and assets of CRC and CEOC LLC and the guarantors (subject to exceptions), including a pledge of the capital stock of the domestic and 65% of the first-tier foreign subsidiaries held by CRC and CEOC LLC and the guarantors, in each case subject to exceptions.
The CEC Convertible Notes are senior unsecured obligations of CEC and rank equally and ratably in right of payment with all existing and future senior unsecured obligations of CEC and senior to all future subordinated indebtedness of CEC. The CEC Convertible Notes are not guaranteed.
The CRC Notes are guaranteed on a senior unsecured basis by each wholly owned, domestic subsidiary of CRC that is a subsidiary guarantor with respect to the CRC Senior Secured Credit Facilities. The CRC Notes are senior unsecured obligations of CRC and the subsidiary guarantors.
Restricted Net Assets
Because of the restrictions in our borrowings and other arrangements, the amount of net assets at consolidated subsidiaries not available to be remitted to CEC via dividend, loan or transfer was $3.2 billion and $4.0 billion as of December 31, 2017 and 2016, respectively.